UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

MINIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street, Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MINM	The Nasdaq Capital Market*

*	Currently suspended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Private Placement and Purchase Agreement

On November 13, 2024, Minim, Inc. (“Minim” or the “Company”) entered into a Securities Purchase Agreement (the “Purchas Agreement”) with Cao Yu, an individual (“Cao”), Hu Bin, an individual, and Youxin Consulting Limited, a Hong Kong company (the “Investors”), whereby, at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), subject to satisfaction of certain closing conditions, including our stockholders voting in favor of the transaction at a Special Meeting, we will sell, and the Investors will purchase, 1,984,733 shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”), at a price per share of $1.31, for an aggregate purchase price of $2,600,000, subject to the conditions described below, pursuant to the exemptions afforded by the Securities Act of 1933, as amended, and Regulation S thereunder.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors, limitations and conditions regarding sales of the Purchased Securities or underlying Common Stock, indemnification rights and other obligations of the parties. Furthermore, the Purchase Agreement contains certain conditions to closing, including: (i) a resolution appointing three (3) individuals identified in writing by the Investors to fill the vacancies on the Board of Directors caused by the resignations of all of the members of the Board of Directors as of the Closing Date, (ii) satisfactory evidence that all reasonably required waivers and/or settlement agreements with the Company’s creditors, vendors and employees have been received, (iii) the Certificate of Designation of the rights and privileges of the Series B Preferred Stock, (iv) satisfactory evidence that all third-party and governmental consents have been received or sent and not revoked, (v) satisfactory evidence that all holders of equity of the Company with redemption rights or rights to participate in the issuance of Series B Preferred Stock and the shares of Common Stock issuable upon conversion of such shares, if any, have been waived, (vi) satisfactory evidence that all persons with the right to receive severance, retention bonuses, “stay” bonuses, change in control bonuses, transaction bonuses or other similar payments or arrangements have waived any and all rights to receive such bonuses, (vii) satisfactory evidence that identified all related party transactions have been terminated, (viii) satisfactory evidence that all employment agreements have been terminated, (ix) satisfactory evidence that a satisfactory written opinion of the Company’s counsel that all of the Series B Preferred Stock and the securities to be purchased pursuant to the Securities Purchase Agreement, dated on even date of the Purchase Agreement, by and among David Elliot Lazar and the Investors are, and the shares of Common Stock underlying the Series B Preferred Stock will be, duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such shares was or would be issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities, (x) the Company’s shares be listed on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or any successors to any of the foregoing by no later than December 31, 2024, and (xi) the approval from the stockholders of the Company of the transactions contemplated by the Purchase Agreement.

The Investors have agreed that they will not engage in or effect, directly or indirectly, any short sales involving the Company’s securities or any hedging transaction that transfers the economic risk of ownership of the Common Stock. Additionally, the Board of Directors of the Company unanimously adopted resolutions granting the Investors the right to sell, assign or otherwise transfer either the Series B Preferred Stock (as well as any Common Stock underlying any such Series B Preferred Stock) and/or its rights to acquire the Series B Preferred Stock (as well as any Common Stock underlying any such Securities) pursuant to the Purchase Agreement (the “Securities Purchase Rights”), including by way of option for Purchaser to sell and/or a transferee thereof to purchase, the Securities Purchase Rights.

The terms, rights, obligations and preferences of the Series B Preferred Stock will be set forth in a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company (the “Certificate of Designations”). Copies of the Purchase Agreement and the form of Certificate of Designations are attached hereto as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Preferred Stock, nor shall there be any sale of shares of Preferred Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The shares sold in the Private Placement do not involve a public offering and have not been registered under the Securities Act of 1933, as amended, in reliance on Regulation S thereunder.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

As disclosed on Form 13D/A filed on November 15, 2024 by Mr. David Lazar, our CEO and Chairman of the Board of Diredctors (“Lazar”), on November 13, 2024, Mr. David Lazar, our CEO and Chairman of the Board of Diredctors entered into a Securities Purchase Agreement (the “Lazar Purchase Agreement”) with the purchasers named therein (the “Lazar Purchasers”), pursuant to which Lazar agreed to sell to the Lazar Purchasers all of his right and interest in either (i) 1,570,027 shares of Series A Preferred Stock (“Closing 1”) or (ii) 2,000,000 shares of Series A Preferred Stock (“Closing 2”), which is dependent on whether certain conditions are satisfied. If Closing 1 is completed, the aggregate purchase price to be paid by the Lazar Purchasers under the Lazar Purchase Agreement will be $4,000,000. If Closing 2 is completed, the aggregate purchase price to be paid by the Lazar Purchasers under the Lazar Purchase Agreement will be $500,000. Within five business days following November 12, 2024, the Lazar Purchasers are required to wire $200,000 to Lazar as an advance of the applicable purchase price.

The Lazar Purchase Agreement is subject to the satisfaction of certain closing conditions, including the approval by the our board of directors and stockholders of certain actions, continued listing of our Common Stock on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or any successors to any of the foregoing, and Closing of the Purchase Agreement entered into by the Company as disclosed in Item 1.01 of this Current Report on Form 8-K which is incorporated by reference into this Item 8.01, and contains customary representations, warranties and agreements of Lazar and the Purchasers, indemnification rights and other obligations of the parties.

This Current Report on Form 8-K (the “8-K”) and other document incorporated by reference into this 8-K contain or may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the benefits of the Plan and our expectations related to it that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company and are subject to risks and uncertainties that could cause the actual outcome to differ materially.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock.
10.1	Securities Purchase Agreement, effective as of November 13, 2024, by and among the Company and the Investors.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINIM, INC.

Date: November 18, 2024	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

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